[Month][Day], 2026

[NAME]

[TITLE]

[UNION]

[Address]

[Address]

Dear [Recipient],

As we begin the new year, I am writing to seek your support for the work of the AFL-CIO Housing Investment Trust (HIT) to combat the affordable housing crisis, which is now at a critical point across the United States. Nearly half of all households that rent are cost-burdened, spending over 30% of their income on housing, and many families face an even greater strain, making trade-offs between housing, food, healthcare and other essential needs. In this moment, organized labor has both a responsibility and an opportunity to help build better communities and we hope to start 2026 strong with your support and partnership.

HIT, a fixed-income fund, puts labor’s capital to work by financing construction projects that prioritize affordable and workforce housing built entirely with union labor. Since 1984, HIT has financed over 130,000 housing units nationwide, more than two thirds of which are affordable. In doing so, HIT has created millions of hours of union construction work, all while fulfilling its primary objective of generating competitive risk-adjusted returns. HIT is backed by over 360 investors, including both pension and health and welfare funds, but to truly scale our impact, we must continue to grow. By bringing more investors to the table, we can send a powerful message to cities and states that labor is not just a stakeholder, but a catalyst for real, lasting change.

Since its inception in 1984, HIT has proven its committed to Minnesota by financing 118 projects, creating 18.1M hours of union construction work, and creating 15,257 units of housing. One example of how the HIT directly addresses affordable housing needs recently came to life in Minneapolis, where we helped finance $34.3M in new construction with the Ladder 260 Apartments. This project will create 90 apartment homes in the Mill District neighborhood, built with 100% union labor. All the units will be affordable and five will be available for homeless individuals. (For more information, please see the attached Project Profile).

At a time when affordable housing is both an economic and social imperative, we hope you will join us in being part of the solution by referring potential multifamily housing construction projects to HIT, engaging state and local policymakers to advance policies that promote affordable housing and sound labor standards, or investing directly in HIT.

Your engagement with HIT makes our mission possible. We invite you to partner with us in this effort to become a part of the solution. In the meantime, please contact me or Lesyllee White, Chief Marketing Officer, at lwhite@aflcio-hit.com or 202.467.2546 should you have any questions or wish to discuss. Thank you for your consideration.

Sincerely,

Chang Suh

Chief Executive Officer and Chief Investment Officer

Job and economic data are calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.